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                       CUNA MUTUAL LIFE INSURANCE COMPANY
                   CUNA MUTUAL LIFE VARIABLE ANNUITY ACCOUNT

                                   SUPPLEMENT
                              DATED AUGUST 3, 2007

                                       TO

                          MEMBERS(R) VARIABLE ANNUITY
                         MEMBERS(R) VARIABLE ANNUITY II
                       MEMBERS(R) CHOICE VARIABLE ANNUITY
                        MEMBERS(R) VARIABLE ANNUITY III

                         PROSPECTUSES DATED MAY 1, 2007

This supplement updates the prospectuses for the variable annuity contracts listed above, and contains information that you should read and maintain for future reference.

                                     MERGER

Subject to state and federal regulatory approval and tax rulings, the company that issued your variable annuity contract, CUNA Mutual Life Insurance Company ("CMLIC"), will merge with and into CUNA Mutual Insurance Society ("CMIS") on or about December 31, 2007. Both CMLIC and CMIS are mutual life insurance companies incorporated in Iowa.

Upon consummation of the merger, CMLIC's separate corporate existence will cease by operation of law, and CMIS will assume legal ownership of all of the assets of CMLIC, including those relating to CUNA Mutual Life Variable Annuity Account (the "Account") that currently funds the variable annuity contracts issued by CMLIC (the "Contracts"), and assets of the Account. As a result of the merger, CMIS also will become responsible for all of CMLIC's obligations and liabilities, including those created under the Contracts. The Contracts will thereby become variable annuity contracts funded by a separate account of CMIS, and each Contract owner will become a contract owner of CMIS.

The merger will not cause any change in any of the terms or provisions of the Contracts. CMLIC does not expect the merger to dilute or otherwise adversely affect the economic interests of the CMLIC Contract owners or have any tax consequences to Contract owners.

                               *       *       *

If you would like an additional copy of the prospectus for your Contract, please call us at 1-800-798-5500 or write our Home Office at 2000 Heritage Way, Waverly, Iowa 50677.

017-0031-0707